VARIABLE ANNUITY SECTOR ROTATION FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS

Jacobs Engineering Group,

90.6%

Inc.*†

17,100

$

1,258,389

Foster Wheeler Ltd.*

20,700

1,172,034

CSX Corp.†

20,800

1,166,256

MATERIALS 29.1%

Canadian National Railway

Rio Tinto PLC — SP ADR†

6,700

$

2,759,328

Co.†

21,700

1,048,544

Companhia Vale do Rio Doce

Norfolk Southern Corp.

18,700

1,015,784

— SP ADR†

77,406

2,681,344

Quanta Services, Inc.*†

38,281

886,971

ArcelorMittal†

30,700

2,511,260

KBR Inc.

30,701

851,339

BHP Billiton Ltd. — SP

Shaw Group, Inc.*

17,500

824,950

ADR†

37,678

2,481,096

Chicago Bridge & Iron, Co.

Anglo American PLC — SP

NV†

18,500

725,940

ADR†

60,032

1,787,153

Woodward Governor Co.

26,400

705,408

The Mosaic Co.*

16,549

1,697,927

URS Corp.*†

18,810

614,899

Monsanto Co.†

13,900

1,549,850

Suntech Power Holdings Co.

Barrick Gold Corp.†

33,000

1,433,850

Ltd. - SP ADR*†

15,100

612,456

Potash Corporation of

Roper Industries, Inc.†

9,200

546,848

Saskatchewan

9,100

1,412,411

AMETEK, Inc.

12,300

540,093

POSCO — SP ADR

11,400

1,356,372

Sunpower Corp.*†

7,100

529,021

Southern Copper Corp.†

12,700

1,318,641

J.B. Hunt Transport Services,

Goldcorp, Inc.†

31,400

1,216,750

Inc.†

14,300

449,449

Alcoa, Inc.

31,200

1,125,072

Ryder System, Inc.†

7,000

426,370

E.I. du Pont de Nemours and

Hertz Global Holdings, Inc.*

33,600

405,216

Co.

21,600

1,010,016

Kansas City Southern*†

10,000

401,100

Nucor Corp.†

13,200

894,168

Landstar System, Inc.†

7,500

391,200

Teck Cominco Ltd. - Class B†

21,384

875,889

Brady Corp. — Class A†

11,600

387,788

Newmont Mining Corp.†

19,300

874,290

EMCOR Group, Inc.*

16,300

362,023

Dow Chemical Co.

23,100

851,235

GrafTech International Ltd.*†

21,700

351,757

Praxair, Inc.

9,900

833,877

Con-way, Inc.†

6,800

336,464

Air Products & Chemicals,

Perini Corp.*†

8,442

305,853

Inc.

7,700

708,400

Hubbell, Inc. — Class B†

7,000

305,830

Agrium, Inc.†

8,800

546,568

Energy Conversion Devices,

Freeport-McMoRan Copper

Inc.*†

9,800

293,020

& Gold, Inc. — Class B†

5,643

542,969

Knight Transportation, Inc.†

16,000

263,360

Ecolab, Inc.†

11,700

508,131

Heartland Express, Inc.

17,600

250,976

Sigma-Aldrich Corp.†

8,100

483,165

Werner Enterprises, Inc.†

13,400

248,704

Celanese Corp.

11,800

460,790

Belden, Inc.†

6,500

229,580

PPG Industries, Inc.

7,100

429,621

Regal-Beloit Corp.†

6,100

223,443

Huntsman Corp.

14,200

334,410

American Superconductor

Eastman Chemical Co.†

5,200

324,740

Corp.*†

9,600

222,624

Total Materials

________

33,009,323

Avis Budget Group, Inc.*†

20,800

220,896

Total Industrials

________

27,478,075

INDUSTRIALS 24.3%

ABB Ltd. — SP ADR

72,300

1,946,316

ENERGY 15.4%

Emerson Electric Co.

30,545

1,571,846

Transocean, Inc.*†

10,887

1,471,922

Fluor Corp.†

10,700

1,510,412

Exxon Mobil Corp.

16,000

1,353,280

First Solar, Inc.*†

5,700

1,317,498

Halliburton Co.

27,000

1,061,910

Burlington Northern Santa Fe

Weatherford International

Corp.

14,000

1,291,080

Ltd.*

12,400

898,628

Union Pacific Corp.

10,100

1,266,338

BP PLC — SP ADR†

14,200

861,230

Chevron Corp.

9,900

845,064

1

VARIABLE ANNUITY SECTOR ROTATION FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Tenaris SA — SP ADR†

15,700

$

782,645

Vodafone Group PLC — SP

Baker Hughes, Inc.†

10,500

719,250

ADR

38,680

$

1,141,447

National-Oilwell Varco,

America Movil SAB de CV

Inc.*†

12,200

712,236

— SP ADR

17,400

1,108,206

ConocoPhillips

9,000

685,890

Vimpel-Communications —

Diamond Offshore Drilling,

SP ADR

22,600

675,514

Inc.†

5,700

663,480

Mobile Telesystems — SP

Royal Dutch Shell PLC — SP

ADR

8,400

637,140

ADR

9,600

662,208

Rogers Communications, Inc.

Noble Corp.†

12,600

625,842

— Class B

12,300

441,816

Smith International, Inc.

9,000

578,070

Turkcell Iletisim Hizmet AS,

ENSCO International, Inc.†

9,100

569,842

Inc. — SP ADR

20,200

421,978

BJ Services Co.†

17,800

507,478

American Tower Corp. —

Occidental Petroleum Corp.

6,800

497,556

Class A*

8,900

348,969

Cameron International

Philippine Long Distance

Corp.*†

11,800

491,352

Telephone Co. — SP

Devon Energy Corp.

4,600

479,918

ADR†

5,000

332,300

Apache Corp.

3,700

447,034

Crown Castle International

EOG Resources, Inc.†

3,500

420,000

Corp.*†

6,300

217,287

XTO Energy, Inc.

6,300

389,718

U.S. Cellular Corp.*

3,258

179,190

Canadian Natural Resources

Total Telecommunication Services

________

7,529,117

Ltd.

5,600

382,256

Anadarko Petroleum Corp.

5,600

352,968

HEALTH CARE 5.4%

Hess Corp.†

3,900

343,902

Thermo Fisher Scientific,

Marathon Oil Corp.

7,200

328,320

Inc.*

19,100

1,085,644

Valero Energy Corp.

6,100

299,571

Applera Corp. - Applied

Total Energy

________

17,431,570

Biosystems Group†

15,600

512,616

Illumina, Inc.*†

6,200

470,580

CONSUMER STAPLES 9.8%

Covance Inc.*

5,600

464,632

Wal-Mart Stores, Inc.

53,500

2,818,380

Pharmaceutical Product

CVS Caremark Corp.

36,100

1,462,411

Development, Inc.

10,700

448,330

Walgreen Co.

31,700

1,207,453

Waters Corp.*†

7,800

434,460

Costco Wholesale Corp.†

15,500

1,007,035

Millipore Corp.*†

6,100

411,201

Sysco Corp.

27,000

783,540

Invitrogen Corp.*†

4,800

410,256

Kroger Co.

30,500

774,700

Charles River Laboratories

Safeway Inc.†

22,600

663,310

International, Inc.*†

6,900

406,686

SUPERVALU, INC.

16,000

479,680

PerkinElmer, Inc.

14,800

358,900

Whole Foods Market, Inc.†

11,100

365,967

Techne Corp.*

5,300

357,008

Rite Aid Corp.*†

103,200

303,408

Bio-Rad Laboratories, Inc. —

BJ's Wholesale Club, Inc.*†

8,400

299,796

Class A*

3,300

293,535

Ruddick Corp.

7,200

265,392

Varian Inc.*

4,600

266,432

Longs Drug Stores Corp.†

5,300

225,038

Affymetrix, Inc.*†

12,200

212,402

Great Atlantic & Pacific Tea

Total Health Care

________

6,132,682

Company, Inc*†

8,300

217,626

Casey's General Stores, Inc.†

8,400

189,840

Total Common Stocks

Total Consumer Staples

________

11,063,576

(Cost $96,161,191)

102,644,343

________

TELECOMMUNICATION SERVICES 6.6%

China Mobile Ltd. — SP

ADR

27,000

2,025,270

2

VARIABLE ANNUITY SECTOR ROTATION FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Face

Market

Amount

Value

REPURCHASE AGREEMENTS

9.4%

Collateralized by U.S. Treasury

Obligations

Lehman Brothers Holdings, Inc.

issued 03/31/08 at 1.15% due

04/01/08

$

10,637,026

$

________

10,637,026

Total Repurchase Agreements

(Cost $10,637,026)

________

10,637,026

SECURITIES LENDING COLLATERAL 28.3%

Investment in Securities Lending Short

Term

Investment Portfolio Held by

U.S. Bank

32,140,140

________

32,140,140

Total Securities Lending Collateral

(Cost $32,140,140)

________

32,140,140

Total Investments 128.3%

(Cost $138,938,357)

$

145,421,509

_________

Liabilities in Excess of Other

Assets – (28.3)%

$     (32,107,067)

_________

Net Assets – 100.0%

$

113,314,442

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at March 31, 2008.

ADR

American Depository Receipt.

3